Exhibit 24

LIMITED POWER OF ATTORNEY

FOR

STEREOTAXIS, INC.

SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Cynthia M. Rossetti and

Loretta M. McClary, signing singly, the undersigned's true

and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer, director and/or

stockholder of Stereotaxis, Inc. (the "Company"),

Forms 3, 4, and 5 and amendments thereto in accordance with

Section 16(a) of the Securities Exchange Act of 1934 and the

rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Forms 3, 4, or 5 or amendment

thereto and timely file such form with the United States

Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever which,

in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to

this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be

done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this Power of Attorney and the rights and

powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at

the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's responsibilities

to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of and

transactions in securities of the Company, unless earlier

revoked by the undersigned in a signed writing delivered to

the foregoing attorneys-in-fact.  This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 9th day of

February, 2005.

David J. Parker

/s/ David J. Parker

Signature